UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 31, 2020

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-33177	22-1897375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Crawfords Corner Road, Suite 1405, Holmdel, NJ	07733
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 577-9996

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MNR	New York Stock Exchange
6.125% Series C Cumulative Redeemable Preferred Stock	MNR-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

Monmouth Real Estate Investment Corporation (the “Company”) today issued a press release disclosing that, as of the deadline for receipt of such notices, Blackwells Capital LLC (“Blackwells”), a stockholder of the Company, has provided notice of its intention to nominate four candidates to stand for election to the Company’s Board of Directors (the “Board”) and make six nonbinding stockholder proposals and Land & Buildings Investment Management, LLC (“Land & Buildings”), a stockholder of the Company, has provided notice of its intention to nominate four candidates to stand for election to the Board and submit one non-binding proposal to be voted on at the Company’s 2021 Annual Meeting of Stockholders.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Item 8.01. Other Events

The Company has received from Blackwells notice of its intention to nominate four candidates to stand for election to the Board and make six nonbinding stockholder proposals and from Land & Buildings notice of its intention to nominate four candidates to stand for election to the Board and make one nonbinding stockholder proposal to be voted on at the Company’s 2021 Annual Meeting of Stockholders. The Board’s Nominating and Corporate Governance Committee intends to review Blackwells’ and Land & Buildings’ notices of proposed director nominations and stockholder proposals, and make its recommendations regarding the foregoing to the Board.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
No.	Description

99.1	Press Release dated December 31, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monmouth Real Estate Investment Corporation

Dated: December 31, 2020	By:	/s/ Kevin S. Miller
Kevin S. Miller
Chief Financial Officer, its principal financial
officer and principal accounting officer

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